NOTE 6 - TAXES ON INCOME: Schedule of Effective Income Tax Rate Reconciliation (Tables)	12 Months Ended
Dec. 31, 2022
Tables/Schedules
Schedule of Effective Income Tax Rate Reconciliation

	Year ended December 31,
	2022	2021	2020
Net profit (loss) as reported in the statements of operations	15	(40)	(23)
Statutory tax rate	23.0%	23.0%	23.0%
Income Tax under statutory tax rate	3.4	(9.2)	(5.3)

Added to tax carried forward (less full valuation allowance)	(3.4)	9.2	5.3

Provision for income tax	-	-	-